UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 2, 2021
Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 440-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 2, 2021, the Board of Directors (the “Board”) of Bonanza Creek Energy, Inc. (the “Company”) reversed the previously announced base salary reductions for the Company’s named executive officers (the “NEOs”) to increase their annual salaries as shown in the table below, effective April 1, 2021. The other components of the NEOs’ compensation will remain unchanged.

Name Executive Officer	Salary Before April 2, 2020	Salary Between April 2, 2020 and March 31, 2021	Salary After April 1, 2021
Eric T. Greager, President and Chief Executive Officer	$500,000	$437,500	$500,000
Brant H. DeMuth, Executive Vice President and Chief Financial Officer	$315,000	$283,500	$315,000
Cyrus (“Skip”) D. Marter IV, Executive Vice President, General Counsel and Secretary	$315,000	$283,500	$315,000
Dean Tinsley, Senior Vice President, Operations	$310,000	$279,000	$310,000
Sandra K. Garbiso, Vice President and Chief Accounting Officer	$280,000	$252,000	$280,000

As previously reported, on March 28, 2020, the Compensation Committee of the Board approved the recommendation of the NEOs to reduce their respective base salaries, effective April 2, 2020. The NEOs voluntarily recommended those salary reductions in acknowledgement of the significant decrease in crude oil prices and the importance of reducing the Company’s general and administrative expenses where appropriate. The other components of the NEOs’ compensation remained unchanged.

The Board has reviewed the recovery of commodity prices since late March 2020, the NEOs’ performance over that time period, and other factors that the Board deemed relevant, and deemed it appropriate and in the best interests of the Company to reverse the previously announce base salary reductions for the NEOs.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: May 5, 2021	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	Executive Vice President, General Counsel and Secretary

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